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SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities and Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): August 15, 1995


                          NYCOR, INC.
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     (Exact name of registrant as specified in its charter)


                           Delaware
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        (State or Other Jurisdiction of Incorporation)


      0-15299                             22-2748564
      -------                             ----------
(Commission File Number)     (IRS Employer Identification Number)



     287 Childs Road
     Basking Ridge, New Jersey            07920
     -------------------------            -----
(Address of principal executive offices)  (Zip Code)



Registrant's telephone number, including area code (908) 953-8200


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Item 4.     Change in Registrant's Certifying Accountant


(b) On August 15, 1995, the Board of Directors of the Company engaged BDO Seidman, LLP, independent accountants, as the principal accountant to audit the Company's financial statements.


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                NYCOR, INC.




                                    BY: /s/ Kent E. Hansen
                                    Vice President-Finance
                                    and General Counsel




Date: August 16, 1995          Signing both in his capacity as